Exhibit 32.1


                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Cadence Resources Corporation (the "Company") on Form 10-QSB for the period ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Howard
M.  Crosby,  President  & CEO of the  Company,  certify,  pursuant  to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes- Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition, and results of operations of the Company.



                                        /s/ Howard M. Crosby
                                        ----------------------------------------
                                        Howard M. Crosby
                                        Chief Executive Officer
                                        Dated: February 20, 2004



          A signed original of this written statement required by 18 U.S.C.
Section 1350 has been provided to Cadence Resources Corporation and will be retained by Cadence Resources Corporation and furnished to the Securities and Exchange Commission or its staff upon request.